BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated April 19, 2013

to the Prospectus dated November 28, 2012

The following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview – Key Facts about BlackRock Multi-Asset Income Portfolio – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Fredericks	2011	Managing Director of BlackRock, Inc.
Philip Brides, CFA	2011	Director of BlackRock, Inc.
Lutz-Peter Wilke, CFA	2011	Director of BlackRock, Inc.
Justin Christofel, CFA	2011	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund – How the Fund Invests – About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Michael Fredericks, Philip Brides, CFA, Lutz-Peter Wilke, CFA, and Justin Christofel, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Fund – Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Multi-Asset Income Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Fredericks	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Executive Director at JP Morgan Chase & Co. from 2006 to 2011.
Philip Brides, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2006 to 2010.
Lutz-Peter Wilke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2006 to 2010.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.

Shareholders should retain this Supplement for future reference.

PRO-MAIP-0413SUP